Exhibit 99.1

Date: March 26, 2019

FOR IMMEDIATE RELEASE

Horizon Bancorp, Inc. Announces Closing of Salin Bancshares, Inc. Merger

Michigan City, IN and Indianapolis, IN (March 26, 2019) – Horizon Bancorp, Inc. (NASDAQ GS: HBNC, “Horizon”) today announced the completion of the previously announced acquisition of Salin Bancshares, Inc. (“Salin”), and its wholly-owned subsidiary, Salin Bank and Trust Company (“Salin Bank”) of Indianapolis, Indiana, effective March 26, 2019. Salin was merged into Horizon immediately followed by the merger of Salin Bank into Horizon Bank, a wholly-owned subsidiary of Horizon.

Horizon was advised by Stephens, Inc., Renninger & Associates, LLC and the law firm of Barnes & Thornburg LLP. Salin was advised by Hovde Group, LLC and the law firm of SmithAmundsen LLC.

About Horizon Bancorp, Inc.

Horizon Bancorp, Inc. is an independent, commercial bank holding company serving northern and central Indiana, and southwest, central and the Great Lakes Bay regions of Michigan through its commercial banking subsidiary, Horizon Bank. Horizon Bancorp, Inc. may be reached online at www.horizonbank.com. Its common stock is traded on the NASDAQ Global Select Market under the symbol HBNC.

Forward Looking Statements

This press release may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon. For these statements, Horizon claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in its Form 10-K and the following: the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Horizon and Salin operate; the ability to promptly and effectively integrate the businesses of Horizon Bank and Salin Bank; the reaction of the companies’ customers, employees and counterparties to the transaction; and the diversion of management time on merger-related issues. Undue reliance should not be placed on the forward-looking

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statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Horizon Contact Information:

Craig M. Dwight

Chairman & Chief Executive Officer

Phone: (219) 873-2725

Fax: (219) 874-9280

Mark E. Secor

Executive Vice President &

Chief Financial Officer

Phone: (219) 873-2611

Fax: (219) 874-9280

Salin Contact Information: James P. Alender President & Chief Executive Officer Phone: (317) 452-8181 Fax: (317) 452-8139

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